                                                                    EXHIBIT 99.1



                                                              March 5, 1999



Dominion Black Warrior Basin, Inc.
Riverfront Plaza - West Tower
901 E. Byrd Street
Richmond, Virginia  23219-4072

Gentlemen:

                  At your request, we have prepared an estimate of the reserves, future production, and income attributable to certain royalty interests of Dominion Resources Royalty Trust 1994-1 (Dominion) as of January 1, 1999. The subject properties are located in the Black Warrior Basin, Tuscaloosa County, Alabama. Two cases of reserve estimates based on different pricing parameters provided by Dominion are presented herein. The income data for Case 1 were estimated using escalated cost and price parameters. The income data for Case 2 were estimated using unescalated cost and price parameters.

                  It should be noted that due to a combination of economic and political forces, there is significant uncertainty regarding the forecasting of future hydrocarbon prices. The recoverable reserves and the income attributable thereto have a direct relationship to the hydrocarbon prices actually received; therefore, volumes of reserves actually recovered and amounts of income actually received may differ significantly from the estimated quantities presented in this report. A summary of the results of this study is shown below.


                                     CASE 1
                     ESCALATED PARAMETERS - YEAR END PRICING
                      Estimated Net Reserve and Income Data
                          Certain Royalty Interests of
                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                              As of January 1, 1999

-------------------------------------------------------------------------------

                                              Total
                                              Proved
                                           ------------

NET REMAINING RESERVES
----------------------
  Gas - MMCF                                     75,481


INCOME DATA
-----------
  Future Gross Revenue                     $190,742,281
  Tax Credits                                35,454,031
                                           ------------
  Future Net Income (FNI)                  $226,196,312

  Discounted FNI @ 5%                      $165,966,061

DOMINION BLACK WARRIOR BASIN, INC.
March 5, 1999
Page 2


                                     CASE 1
                     ESCALATED PARAMETERS - YEAR END PRICING
                      Estimated Net Reserve and Income Data
                          Certain Royalty Interests of
                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                              As of January 1, 1999

-------------------------------------------------------------------------------

                                              Total
                                              Proved
                                           ------------

NET REMAINING RESERVES
----------------------
  Gas - MMCF                                     75,481


INCOME DATA
-----------
  Future Gross Revenue                     $190,742,281
  Tax Credits                                35,454,031
                                           ------------
  Future Net Income (FNI)                  $226,196,312

  Discounted FNI @ 5%                      $165,966,061

DOMINION BLACK WARRIOR BASIN, INC.
March 5, 1999
Page 2


                                     CASE 2
                    UNESCALATED PARAMETERS - YEAR END PRICING
                      Estimated Net Reserve and Income Data
                          Certain Royalty Interests of
                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                              As of January 1, 1999

-------------------------------------------------------------------------------

                                             Total
                                             Proved
                                           ------------
NET REMAINING RESERVES
----------------------
  Gas - MMCF                                     74,679

INCOME DATA
  Future Gross Revenue                     $148,635,422
  Tax Credits                                34,345,694
                                           ------------
  Future Net Income (FNI)                  $182,981,116

  Discounted FNI @ 5%                      $142,220,968


                  All gas volumes are sales gas expressed in millions of cubic feet (MMCF) at the official temperature and pressure base of the area in which the gas reserves are located.

                  All of the reserves included herein are comprised of the proved producing category. The various producing status categories are defined under the tab "Reserve Definitions and Pricing Assumptions" in this report.

                  A Staff Accounting Bulletin (S.A.B.) issued September 18, 1989 allows for oil and gas producing companies to include coalbed methane gas in their estimate of proved reserves under SEC guidelines. In accordance with the S.A.B. dated November 30, 1989 these reserves should be included provided they comply in all other respects with the definition of proved oil and gas reserves. Included is the requirement that methane production be economical at current prices, costs (net of the tax credit) and existing operating conditions. At your request, the coalbed methane gas reserves presented herein are based on economic parameters which include your estimates of the future Section 29 Tax Credit. Your estimates of the future tax credits are presented in detail under the tab "Reserve Definitions and Pricing Assumptions" in this report.

                  The future gross revenue is after the deduction of production taxes and before the addition of Dominion's estimate of the Section 29 Tax Credit (presented as "Other Income"). The future net income is before the deduction of state and federal income taxes and general administrative overhead, and has not been adjusted for outstanding loans that may exist nor does it include any adjustment for cash on hand or undistributed income. No attempt was made to quantify or otherwise account for any accumulated gas production imbalances that may exist. Gas reserves account for 100 percent of total future gross revenue from proved reserves.

                  The discounted future net income shown above was calculated using a discount rate of 5 percent per annum compounded monthly. Future net income was discounted at four other discount rates which were also compounded monthly. These results are shown on each estimated projection of future production and income presented in a later section of this report and in summary form below.

DOMINION BLACK WARRIOR BASIN, INC.
March 5, 1999
Page 3


                                           Year End Pricing
                                DOMINION RESOURCES ROYALTY TRUST 1994-1
                                    65% OVERRIDING ROYALTY INTEREST
                                     Discounted Future Net Income
                                         As of January 1, 1999
                                             Total Proved
                          ---------------------------------------------------
Discount Rate                 Escalated                        Unescalated
   Percent                      Case                              Case
-------------               ------------                      ------------
     10                     $131,114,970                      $116,544,072
     15                     $108,646,400                      $ 98,938,792
     20                     $ 92,970,271                      $ 86,093,687
     25                     $ 81,380,936                      $ 76,279,093


The results shown above are presented for your information and should not be construed as our estimate of fair market value.

RESERVES INCLUDED IN THIS REPORT

       Escalated Parameters

                  The proved reserves included herein conform to the definition as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10 (a) as clarified by subsequent Commission Staff Accounting Bulletins, except that they are based on cost and price parameters which allow for future changes in current economic conditions as discussed in other sections of this report; whereas, the definition approved by the Securities and Exchange Commission assumes no change in current economic conditions will occur in the future.

                  It should be noted that the estimated quantities of reserves presented in this report, which were based on escalated cost and price parameters, differ from the quantities of reserves which were estimated using constant current cost and price parameters.

       Unescalated Parameters

                  The proved reserves included herein conform to the definition as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10 (a) as clarified by subsequent Commission Staff Accounting.

                  Our definition of proved reserves is included under the tab "Reserve Definitions and Pricing Assumptions" in this report.

ESTIMATES OF RESERVES

                  In general, the reserves included herein were estimated by performance methods or the volumetric method; however, other methods were used in certain cases where characteristics of the data indicated such other methods were more appropriate in our opinion. The reserves estimated by the performance method utilized extrapolations of various historical data in those cases where such data were definitive. Reserves were estimated by the volumetric method in those cases where there were inadequate historical performance data to establish a definitive trend or where the use of production performance data as a basis for the reserve estimates was considered to be inappropriate.

DOMINION BLACK WARRIOR BASIN, INC.
March 5, 1999
Page 4



                  The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered, and if recovered, the revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts. Moreover, estimates of reserves may increase or decrease as a result of future operations.

FUTURE PRODUCTION RATES

                  Initial production rates are based on the current producing rates for those wells now on production. Test data and other related information were used to estimate the anticipated peak production rates for those wells which are not currently producing at peak rates. If no production decline trend has been established, future production rates were held constant, or adjusted for the effects of dewatering where appropriate, until a decline in ability to produce was anticipated. An estimated rate of decline was then applied to depletion of the reserves. If a decline trend has been established, this trend was used as the basis for estimating future production rates.

                  In general, we estimate that future gas production rates will continue to be the same as the average rate for the latest available 12 months of actual production until such time that the well or wells are incapable of producing at this rate. The well or wells were then projected to decline at their decreasing delivery capacity rate. Our general policy on estimates of future gas production rates is adjusted when necessary to reflect actual gas market conditions in specific cases.

                  The future production rates from wells now on production may be more or less than estimated because of changes in marketing conditions or allowables set by regulatory bodies. Wells or locations which are not currently producing may start producing earlier or later than anticipated in our estimates of their future production rates.

HYDROCARBON PRICES

       Escalated Parameters

                  The future hydrocarbon price parameters used in the escalated pricing scenario reflect Dominion's current estimates. Estimates of future price parameters have been revised in the past because of changes in governmental policies, changes in hydrocarbon supply and demand, and variations in general economic conditions. There is a possibility that the price parameters used in this report may be revised in the future for similar reasons.

       Unescalated Parameters

                  Dominion furnished us with gas prices in effect at January 1, 1999 and these prices were held constant to depletion of the reserves in the unescalated pricing scenario.

                  Dominion's estimates of future price parameters for gas are presented in detail under the tab "Reserve Definitions and Pricing Assumptions" in this report.

COSTS

                  The income attributable to Dominion Resources Royalty Trust 1994-1 is based on a 65 percent overriding royalty interest, and has no associated deductions or costs. The costs utilized in the evaluation of the leasehold interest are presented below.

DOMINION BLACK WARRIOR BASIN, INC.
March 5, 1999
Page 5



       Escalated Parameters

                  The escalated case utilized the same operating and cost parameters as the unescalated except they are escalated according to a scenario provided by Dominion. Future cost parameters are presented in detail under the tab "Reserve Definitions and Pricing Assumptions" in this report.

       Unescalated Parameters

                  Operating costs for the leases and wells in the unescalated case are based on the operating expense reports of Dominion and include only those costs directly applicable to the leases or wells. When applicable, the operating costs include a portion of general and administrative costs allocated directly to the leases and wells under terms of operating agreements. The current operating costs were held constant throughout the life of the properties.

                  At the request of Dominion, their estimate of zero net abandonment costs after salvage value for the properties was used in this report. We have not performed a detailed study of the abandonment costs nor the salvage value and make no warranty for Dominion's estimate. No deduction was made for indirect costs such as general administration and overhead expenses, loan repayments, interest expenses, and exploration and development prepayments that are not charged directly to the leases or wells.

GENERAL

                  Table A presents a one line summary of gross and net reserves and income data for each of the subject properties. The grand summaries of our estimated projection of production and income by years beginning January 1, 1999 are presented under the tab "Grand Summary Projections".

                  The estimates of reserves presented herein are based upon a detailed study of the properties in which Dominion owns an interest; however, we have not made any field examination of the properties. No consideration was given in this report to potential environmental liabilities which may exist nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices. Dominion has informed us that they have furnished us all of the accounts, records, geological and engineering data, and reports and other data required for this investigation. The ownership interests, prices, and other factual data furnished by Dominion were accepted without independent verification. The estimates presented in this report are based on data available through December 1998.

                  Neither we nor any of our employees have any interest in the subject properties and neither the employment to make this study nor the compensation is contingent on our estimates of reserves and future income for the subject properties.

DOMINION BLACK WARRIOR BASIN, INC.
March 5, 1999
Page 6


                  This report was prepared for the exclusive use of Dominion Black Warrior Basin, Inc.. The data, work papers, and maps used in the preparation of this report are available for examination by authorized parties in our offices. Please contact us if we can be of further service.

                                              Very truly yours,

                                              RYDER SCOTT COMPANY
                                              PETROLEUM  ENGINEERS



                                              C. Patrick McInturff, P.E.
                                              Petroleum Engineer
CPM/plk


Approved:


-----------------------------------
John R. Warner
Senior Vice President

                             DEFINITIONS OF RESERVES




PROVED RESERVES  (SEC DEFINITION)

         Proved reserves of crude oil, condensate, natural gas, and natural gas liquids are estimated quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under existing operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalation based on future conditions.

         Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. In certain instances, proved reserves are assigned on the basis of a combination of core analysis and electrical and other type logs which indicate the reservoirs are analogous to reservoirs in the same field which are producing or have demonstrated the ability to produce on a formation test. The area of a reservoir considered proved includes (1) that portion delineated by drilling and defined by fluid contacts, if any, and (2) the adjoining portions not yet drilled that can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

         Reserves that can be produced economically through the application of improved recovery techniques are included in the proved classification when these qualifications are met: (1) successful testing by a pilot project or the operation of an installed program in the reservoir provides support for the engineering analysis on which the project or program was based, and (2) it is reasonably certain the project will proceed. Improved recovery includes all methods for supplementing natural reservoir forces and energy, or otherwise increasing ultimate recovery from a reservoir, including (1) pressure maintenance, (2) cycling, and (3) secondary recovery in its original sense. Improved recovery also includes the enhanced recovery methods of thermal, chemical flooding, and the use of miscible and immiscible displacement fluids.

         Proved natural gas reserves are comprised of non-associated, associated and dissolved gas. An appropriate reduction in gas reserves has been made for the expected removal of natural gas liquids, for lease and plant fuel, and for the exclusion of non-hydrocarbon gases if they occur in significant quantities and are removed prior to sale. Estimates of proved reserves do not include crude oil, natural gas, or natural gas liquids being held in underground or surface storage.

         Proved reserves are estimates of hydrocarbons to be recovered from a given date forward. They may be revised as hydrocarbons are produced and additional data become available.

                            RESERVE STATUS CATEGORIES



         Reserve status categories define the development and producing status of wells and/or reservoirs.

PROVED DEVELOPED  (SEC DEFINITION)

         Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

         Developed reserves may be subcategorized as producing or non-producing using the SPE/SPEE Definitions:

    Producing
    Producing reserves are expected to be recovered from completion intervals open at the time of the estimate and producing. Improved recovery reserves are considered to be producing only after an improved recovery project is in operation.

    Non-Producing
    Non-producing reserves include shut-in and behind pipe reserves. Shut-in reserves are expected to be recovered from completion intervals open at the time of the estimate, but which had not started producing, or were shut-in for market conditions or pipeline connection, or were not capable of production for mechanical reasons, and the time when sales will start is uncertain. Behind pipe reserves are expected to be recovered from zones behind casing in existing wells, which will require additional completion work or a future recompletion prior to the start of production.

PROVED UNDEVELOPED  (SEC DEFINITION)

         Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with reasonable certainty that there is continuity of production from the existing productive formation. Estimates for proved undeveloped reserves are attributable to any acreage for which an application of fluid injection or other improved technique is contemplated, only when such techniques have been proved effective by actual tests in the area and in the same reservoir.

                     HYDROCARBON PRICING AND COST PARAMETERS

                       DOMINION BLACK WARRIOR BASIN, INC.
                         Company Pricing and Cost Policy
                    Unescalated Parameters - Year-End Pricing
                            Effective January 1, 1999




GAS

     Dominion has furnished the pricing scenario to use at January 1, 1999.

    Year                               $/MMBTU(1)
-------------                          --------------
    1999                                  2.1379
    2000                                  2.1379
    2001                                  2.1379
    2002                                  2.1379
    2003                                  2.1379
    2004                                  2.1379


                        Lease Operating(1)             Compression(1)
                            Expense                        Costs
   Year                   $/Well/Month                     $/MCF
------------        -------------------------        -------------------
   1999                       1,075                         .199
   2000                         974                         .186
   2001                         906                         .172
   2002                         837                         .172
   2003                         769                         .168
   2004                         700                         .161


          Estimated Section 29 Tax Credit
----------------------------------------------------
    Year                                $/MMBTU
--------------                      ----------------
    1999                                1.0914
    2000                                1.0914
    2001                                1.0914
    2002                                1.0914





---------------------

(1)  All prices and costs are held constant after the year 2004.

                     HYDROCARBON PRICING AND COST PARAMETERS

                       DOMINION BLACK WARRIOR BASIN, INC.
                         Company Pricing and Cost Policy
                     Escalated Parameters - Year-End Pricing
                            Effective January 1, 1999


GAS

     Dominion has furnished the pricing scenario to use at January 1, 1999.

                 Year                                $/MMBTU(1)
           ------------------                     -----------------
                 1999                                  2.1379


                      Lease Operating(2)         Compression(2)
                           Expense                    Costs
    Year                 $/Well/Month                 $/MCF
-------------      -------------------------    -------------------
    1999                     1,075                     .199
    2000                       974                     .186
    2001                       906                     .172
    2002                       837                     .172
    2003                       769                     .168
    2004                       700                     .161


                            Estimated Section 29 Tax Credit
                 --------------------------------------------------------
                    Year                                  $/MMBTU
                 ------------                      ----------------------
                    1999                                  1.0914
                    2000                                  1.1166
                    2001                                  1.1427
                    2002                                  1.1720





-------------------------
(1)  Gas price is escalated at 3.5 percent beginning January 1, 2000.

(2) Operating and compression costs are escalated at 3.5 percent beginning January 1, 2005.

                                                                       TABLE A
                                                                     PAGE 1 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999


                                    ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                    -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                              (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                            STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                            ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 ALLGOOD BRANCH FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CARNLEY NO. 18-5-3           PV-PD         0       454           0      262      638,065            0      638,065      494,435
  CARNLEY NO. 18-12-4          PV-PD         0     1,271           0      733    1,700,846            0    1,700,846    1,179,814
  CARNLEY NO. 18-14-5          PV-PD         0     1,873           0    1,079    2,518,087            0    2,518,087    1,760,354
  HOLMAN NO. 18-3-2            PV-PD         0       238           0      127      330,290            0      330,290      278,641
  STEDMAN NO. 13-1-15          PV-PD         0       109           0       55      152,328            0      152,328      135,711
  STEDMAN NO. 13-2-16          PV-PD         0       275           0      137      352,508            0      352,508      295,591
  STEDMAN NO. 13-4-17          PV-PD         0       581           0      288      707,230            0      707,230      555,804
  STEDMAN NO. 13-6-18          PV-PD         0       249           0      124      325,186            0      325,186      276,599
  STEDMAN NO. 13-9-19          PV-PD         0       382           0      189      481,654            0      481,654      396,456
  STEDMAN NO. 13-14-21         PV-PD         0       279           0      139      353,235            0      353,235      292,115
  STEDMAN NO. 13-15-22         PV-PD         0       985           0      487    1,177,423            0    1,177,423      894,203
  STOTHART NO. 24-12-1         PV-PD         0       136           0       72      198,608            0      198,608      175,054
  STOTHART NO. 24-13-2         PV-PD         0       352           0      187      479,266            0      479,266      397,437
                                      --------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0     7,184           0    3,879    9,414,726            0    9,414,726    7,132,214

 ALLGOOD BRANCH, WEST FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  DAVANT NO. 21-16-16          PV-PD         0       220           0      117      288,799            0      288,799      231,013
  FRIEDMAN NO. 22-4-52         PV-PD         0       291           0      146      357,036            0      357,036      281,042
  FRIEDMAN NO. 22-12-53        PV-PD         0       558           0      280      673,746            0      673,746      512,276
  FRIEDMAN NO. 22-15-54        PV-PD         0       277           0      144      359,698            0      359,698      291,740
  FRIEDMAN NO. 22-16-55        PV-PD         0       135           0       68      167,784            0      167,784      135,737
  HINDS NO. 14-5-4             PV-PD         0       241           0      130      350,755            0      350,755      306,007
  HINDS NO. 14-6-5             PV-PD         0       288           0      154      397,655            0      397,655      333,209
  HOLMAN NO. 14-3-2            PV-PD         0       225           0      120      307,789            0      307,789      256,160
  HOLMAN NO. 14-4-1            PV-PD         0       248           0      133      343,644            0      343,644      288,947
  MILLS NO. 22-14-1            PV-PD         0       716           0      381      914,896            0      914,896      687,960
  MOODY NO. 22-6-1             PV-PD         0       527           0      281      694,041            0      694,041      548,754
  STEDMAN NO. 13-12-20         PV-PD         0       419           0      208      533,223            0      533,223      441,847
  WEST NO. 15-1-83             PV-PD         0       344           0      170      415,772            0      415,772      326,232
  WEST NO. 15-3-84             PV-PD         0       115           0       57      154,132            0      154,132      134,426
  WEST NO. 15-5-85             PV-PD         0       111           0       55      134,851            0      134,851      108,782
  WEST NO. 15-6-86             PV-PD         0       456           0      225      532,318            0      532,318      393,002
  WEST NO. 15-9-87             PV-PD         0       302           0      149      354,099            0      354,099      266,062
  WEST NO. 15-10-88            PV-PD         0       328           0      162      396,616            0      396,616      310,922
  WEST NO. 15-11-89            PV-PD         0       204           0      101      255,446            0      255,446      209,829
  WEST NO. 15-14-90A           PV-PD         0       172           0       85      213,110            0      213,110      173,644
  WEST NO. 15-16-91            PV-PD         0       316           0      157      407,459            0      407,459      343,036
                                      --------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0     6,493           0    3,325    8,252,869            0    8,252,869    6,580,627

 CASSIDY A FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CASSIDY NO. 25-3-11          PV-PD         0       514           0      234      551,508            0      551,508      402,821
  CASSIDY NO. 25-4-66          PV-PD         0       418           0      190      436,737            0      436,737      303,431
  CASSIDY NO. 25-5-67          PV-PD         0       201           0       93      245,730            0      245,730      211,722
  CASSIDY NO. 25-6-13          PV-PD         0       176           0       81      220,699            0      220,699      193,724
  CASSIDY NO. 25-10-1          PV-PD         0       176           0       81      220,157            0      220,157      192,681
  CASSIDY NO. 25-12-14         PV-PD         0       385           0      175      413,344            0      413,344      304,882
  CASSIDY NO. 25-14-21         PV-PD         0       225           0      103      253,276            0      253,276      203,143
  CASSIDY NO. 25-15-20         PV-PD         0       109           0       50      140,177            0      140,177      124,496
  CASSIDY NO. 25-16-1          PV-PD         0       282           0      129      312,356            0      312,356      243,928
  CASSIDY NO. 30-12-15         PV-PD         0       516           0      235      540,703            0      540,703      375,316
  CASSIDY NO. 30-13-1          PV-PD         0       233           0      106      257,452            0      257,452      201,082
  CASSIDY NO. 30-14-1          PV-PD         0       124           0       57      157,390            0      157,390      139,395
  CASSIDY NO. 30-15-12         PV-PD         0       222           0      102      253,547            0      253,547      206,265
  CASSIDY NO. 31-1-17          PV-PD         0       236           0      108      267,588            0      267,588      216,076
  CASSIDY NO. 31-2-10          PV-PD         0       413           0      188      457,622            0      457,622      355,040
  CASSIDY NO. 31-3-16          PV-PD         0       174           0       80      209,374            0      209,374      178,521
  CASSIDY NO. 31-4-1           PV-PD         0       137           0       63      164,065            0      164,065      139,490
  CASSIDY NO. 31-5-1A          PV-PD         0       440           0      201      473,894            0      473,894      349,777
  CASSIDY NO. 31-6-18          PV-PD         0       475           0      216      502,761            0      502,761      357,731
  CASSIDY NO. 31-8-70          PV-PD         0       183           0       84      209,440            0      209,440      171,318
  CASSIDY NO. 31-10-124        PV-PD         0       245           0      113      297,363            0      297,363      254,875
  CASSIDY NO. 31-12-125        PV-PD         0       242           0      111      285,768            0      285,768      239,601
  CASSIDY NO. 31-14-65         PV-PD         0       208           0       95      236,177            0      236,177      191,415
  CASSIDY NO. 36-1-19          PV-PD         0       293           0      134      314,123            0      314,123      232,618
  CASSIDY NO. 36-2-1           PV-PD         0        78           0       36       98,760            0       98,760       87,741
  CASSIDY NO. 36-3-23          PV-PD         0       211           0       97      235,654            0      235,654      186,599
  CASSIDY NO. 36-4-22          PV-PD         0       466           0      212      485,819            0      485,819      333,653
  CASSIDY NO. 36-5-24          PV-PD         0       129           0       59      163,266            0      163,266      144,357

                                                                       TABLE A
                                                                     PAGE 2 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999


                                     ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                     -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                               (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                             STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                             ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 CASSIDY A FIELD,
 TUSCALOOSA COUNTY, ALABAMA (CONT.)
  CASSIDY NO. 36-7-25         PV-PD           0       101           0       46      122,196            0      122,196      105,278
  CASSIDY NO. 36-8-4          PV-PD           0       343           0      156      361,702            0      361,702      257,610
  CASSIDY NO. 36-9-71         PV-PD           0       175           0       80      200,634            0      200,634      164,688
  CASSIDY NO. 36-10-28        PV-PD           0       199           0       91      222,496            0      222,496      177,405
  CASSIDY NO. 36-11-27        PV-PD           0       165           0       76      196,950            0      196,950      167,400
  CASSIDY NO. 36-12-26        PV-PD           0       163           0       74      179,230            0      179,230      140,738
  CASSIDY NO. 36-13-29        PV-PD           0       332           0      152      370,052            0      370,052      290,299
  CASSIDY NO. 36-14-30        PV-PD           0        74           0       34       97,100            0       97,100       86,898
  CASSIDY NO. 36-15-31        PV-PD           0       121           0       56      153,464            0      153,464      135,386
  CASSIDY NO. 36-16-3         PV-PD           0       265           0      121      298,354            0      298,354      237,761
  CHEVRON NO. 23-16-18        PV-PD           0       196           0      105      284,109            0      284,109      247,527
  CHEVRON NO. 25-2-1          PV-PD           0       409           0      217      497,519            0      497,519      341,401
  CHEVRON NO. 25-8-2          PV-PD           0       160           0       86      226,483            0      226,483      194,040
  CHEVRON NO. 25-11-3         PV-PD           0       168           0       90      234,151            0      234,151      198,210
  CHEVRON NO. 30-10-8         PV-PD           0       171           0       91      221,332            0      221,332      174,681
  EARNEST NO. 24-13-1         PV-PD           0       545           0      289      695,721            0      695,721      528,962
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0    11,098           0    5,197   12,766,243            0   12,766,243    9,989,982

 CASSIDY B FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CASSIDY NO. 5-2-126         PV-PD           0       540           0      247      591,502            0      591,502      447,948
  CASSIDY NO. 5-4-49          PV-PD           0       263           0      120      295,997            0      295,997      236,176
  CASSIDY NO. 5-5-50          PV-PD           0       506           0      230      541,753            0      541,753      395,033
  CASSIDY NO. 5-6-61          PV-PD           0       628           0      287      687,646            0      687,646      519,459
  CASSIDY NO. 5-11-56         PV-PD           0       261           0      120      301,444            0      301,444      247,177
  CASSIDY NO. 5-13-48         PV-PD           0       233           0      107      264,046            0      264,046      212,420
  CASSIDY NO. 5-14-57         PV-PD           0        52           0       24       65,539            0       65,539       57,748
  CASSIDY NO. 6-2-64          PV-PD           0       199           0       91      223,659            0      223,659      179,455
  CASSIDY NO. 6-3-44          PV-PD           0       309           0      141      351,373            0      351,373      282,769
  CASSIDY NO. 6-4-42          PV-PD           0       316           0      144      357,578            0      357,578      286,555
  CASSIDY NO. 6-5-43          PV-PD           0         0           0        0            0            0            0            0
  CASSIDY NO. 6-6-53          PV-PD           0       382           0      174      412,705            0      412,705      307,867
  CASSIDY NO. 6-7-129         PV-PD           0       235           0      107      265,576            0      265,576      213,379
  CASSIDY NO. 6-9-47          PV-PD           0       213           0       97      244,700            0      244,700      200,657
  CASSIDY NO. 6-10-52         PV-PD           0       322           0      147      359,714            0      359,714      283,302
  CASSIDY NO. 6-11-54         PV-PD           0       162           0       74      175,602            0      175,602      134,418
  CASSIDY NO. 6-13-51         PV-PD           0       366           0      166      383,830            0      383,830      270,569
  CASSIDY NO. 6-14-55         PV-PD           0       396           0      180      414,218            0      414,218      289,421
  CASSIDY NO. 6-16-68         PV-PD           0       138           0       63      155,082            0      155,082      125,432
  CASSIDY NO. 8-4-63          PV-PD           0       223           0      102      247,571            0      247,571      195,198
  CASSIDY NO. 8-5-60          PV-PD           0       141           0       65      169,474            0      169,474      145,003
  CASSIDY NO. 8-12-58         PV-PD           0        37           0       17       51,874            0       51,874       47,212
  CASSIDY NO. 8-13-59         PV-PD           0       168           0       77      187,065            0      187,065      148,924
  CASSIDY NO. 31-16-69        PV-PD           0       243           0      111      267,320            0      267,320      207,084
  CASSIDY NO. 32-2-41         PV-PD           0       207           0       95      251,388            0      251,388      215,862
  CASSIDY NO. 32-4-33         PV-PD           0        77           0       36      107,246            0      107,246       98,538
  CASSIDY NO. 32-6-40         PV-PD           0        71           0       33       99,381            0       99,381       91,512
  CASSIDY NO. 32-7-39         PV-PD           0       337           0      154      365,314            0      365,314      275,418
  CASSIDY NO. 32-8-34         PV-PD           0       510           0      234      593,351            0      593,351      486,399
  CASSIDY NO. 32-9-37         PV-PD           0     1,027           0      467    1,071,817            0    1,071,817      724,317
  CASSIDY NO. 32-10-45        PV-PD           0       195           0       90      242,590            0      242,590      211,724
  CASSIDY NO. 32-11-35        PV-PD           0        33           0       16       47,623            0       47,623       44,039
  CASSIDY NO. 32-12-62        PV-PD           0       263           0      120      281,468            0      281,468      208,511
  CASSIDY NO. 32-13-46        PV-PD           0       162           0       75      196,198            0      196,198      167,984
  CASSIDY NO. 32-14-36        PV-PD           0       432           0      197      465,209            0      465,209      344,145
  CASSIDY NO. 32-15-38        PV-PD           0       402           0      184      449,382            0      449,382      352,547
  DRUMMOND NO. 6-1-1          PV-PD           0        40           0       18       56,086            0       56,086       51,088
  MAYFIELD NO. 8-3-1          PV-PD           0       178           0       94      256,523            0      256,523      225,332
  USX NO. 5-7-1               PV-PD           0       284           0      131      353,772            0      353,772      308,422
  USX NO. 5-10-2              PV-PD           0       390           0      179      452,692            0      452,692      371,260
  USX NO. 5-15-3              PV-PD           0       331           0      151      369,309            0      369,309      290,484
  USX NO. 8-6-4               PV-PD           0       305           0      140      370,934            0      370,934      318,113
  USX NO. 8-11-5              PV-PD           0       277           0      127      304,284            0      304,284      234,124
  USX NO. 8-14-39             PV-PD           0        17           0        8       24,890            0       24,890       23,894
  WEST NO. 7-2-74             PV-PD           0       232           0      115      277,263            0      277,263      215,905
  WEST NO. 7-3-75             PV-PD           0       143           0       71      188,021            0      188,021      161,938
  WEST NO. 7-6-76             PV-PD           0       409           0      202      490,924            0      490,924      379,430
  WEST NO. 7-8-77             PV-PD           0       275           0      136      309,949            0      309,949      215,477
  WEST NO. 7-11-78            PV-PD           0       410           0      202      464,220            0      464,220      321,275
  WEST NO. 7-12-79            PV-PD           0       321           0      159      396,758            0      396,758      319,903
  WEST NO. 7-13-80            PV-PD           0       124           0       62      166,946            0      166,946      145,873
  WEST NO. 7-15-81            PV-PD           0       170           0       85      211,359            0      211,359      172,675
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0    13,955           0    6,468   15,880,165            0   15,880,165   12,409,395

                                                                       TABLE A
                                                                     PAGE 3 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999


                                     ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                     -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                               (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                             STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                             ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 CASSIDY C FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CASSIDY NO. 19-1-72         PV-PD           0       654           0      297      671,546            0      671,546      437,640
  CASSIDY NO. 19-2-73         PV-PD           0       254           0      116      276,312            0      276,312      210,650
  CASSIDY NO. 19-3-74         PV-PD           0       492           0      224      524,172            0      524,172      378,336
  CASSIDY NO. 19-6-96         PV-PD           0       348           0      159      380,889            0      380,889      291,122
  CASSIDY NO. 19-7-75         PV-PD           0       238           0      109      258,602            0      258,602      196,601
  CASSIDY NO. 19-9-76         PV-PD           0       329           0      151      385,337            0      385,337      319,876
  CASSIDY NO. 19-10-77        PV-PD           0       249           0      114      281,189            0      281,189      225,070
  CASSIDY NO. 19-11-97        PV-PD           0       109           0       50      129,495            0      129,495      110,030
  CASSIDY NO. 19-13-78        PV-PD           0       245           0      121      304,993            0      304,993      249,256
  CASSIDY NO. 19-15-79        PV-PD           0       255           0      116      286,835            0      286,835      229,249
  CASSIDY NO. 19-16-80        PV-PD           0       380           0      173      423,649            0      423,649      332,219
  CASSIDY NO. 20-3-81         PV-PD           0       295           0      135      333,679            0      333,679      266,843
  CASSIDY NO. 20-5-82         PV-PD           0       337           0      154      375,521            0      375,521      294,836
  CASSIDY NO. 20-6-83         PV-PD           0        98           0       45      131,185            0      131,185      118,821
  CASSIDY NO. 20-7-84         PV-PD           0       206           0       94      234,023            0      234,023      189,918
  CASSIDY NO. 20-8-85         PV-PD           0       268           0      123      313,770            0      313,770      260,709
  CASSIDY NO. 20-10-86        PV-PD           0       669           0      304      696,007            0      696,007      470,744
  CASSIDY NO. 20-12-87        PV-PD           0       385           0      175      418,724            0      418,724      316,330
  CASSIDY NO. 20-14-88        PV-PD           0       146           0       67      184,101            0      184,101      162,047
  CASSIDY NO. 20-16-89        PV-PD           0        55           0       26       79,088            0       79,088       72,994
  CASSIDY NO. 21-2-102        PV-PD           0       296           0      135      324,949            0      324,949      250,401
  CASSIDY NO. 21-3-116        PV-PD           0       377           0      173      429,887            0      429,887      345,948
  CASSIDY NO. 21-4-117        PV-PD           0        91           0       42      113,684            0      113,684       99,440
  CASSIDY NO. 21-6-103        PV-PD           0       228           0      104      267,013            0      267,013      222,387
  CASSIDY NO. 21-8-104        PV-PD           0       137           0       63      160,242            0      160,242      133,903
  CASSIDY NO. 21-10-105       PV-PD           0       147           0       68      187,905            0      187,905      166,438
  CASSIDY NO. 21-11-106       PV-PD           0       418           0      190      450,371            0      450,371      333,987
  CASSIDY NO. 21-14-118       PV-PD           0       150           0       69      184,443            0      184,443      160,037
  CASSIDY NO. 22-1-107        PV-PD           0       174           0       80      206,669            0      206,669      174,545
  CASSIDY NO. 22-3-108        PV-PD           0       128           0       58      146,768            0      146,768      121,156
  CASSIDY NO. 22-6-110        PV-PD           0       138           0       63      157,596            0      157,596      128,730
  CASSIDY NO. 22-7-111        PV-PD           0         0           0        0            0            0            0            0
  CASSIDY NO. 22-13-112       PV-PD           0        45           0       21       63,642            0       63,642       58,624
  CASSIDY NO. 22-14-113       PV-PD           0        46           0       21       66,026            0       66,026       61,070
  CASSIDY NO. 28-1-114        PV-PD           0       138           0       64      178,642            0      178,642      159,301
  CASSIDY NO. 28-7-115        PV-PD           0       352           0      160      373,971            0      373,971      271,004
  CASSIDY NO. 28-8-131        PV-PD           0       492           0      225      536,456            0      536,456      403,688
  CASSIDY NO. 29-1-95         PV-PD           0       244           0      112      278,252            0      278,252      225,340
  CASSIDY NO. 29-2-98         PV-PD           0       359           0      163      387,734            0      387,734      290,110
  CASSIDY NO. 29-3-90         PV-PD           0       332           0      151      356,655            0      356,655      263,795
  CASSIDY NO. 29-4-91         PV-PD           0       399           0      182      424,092            0      424,092      305,576
  CASSIDY NO. 29-5-92         PV-PD           0       311           0      142      355,509            0      355,509      288,335
  CASSIDY NO. 29-6-93         PV-PD           0        76           0       35      107,553            0      107,553       99,544
  CASSIDY NO. 29-9-94         PV-PD           0       678           0      309      721,238            0      721,238      514,456
  CASSIDY NO. 29-10-99        PV-PD           0       505           0      231      554,660            0      554,660      422,517
  CASSIDY NO. 30-2-119        PV-PD           0     1,290           0      586    1,320,921            0    1,320,921      837,371
  CASSIDY NO. 30-4-120        PV-PD           0       270           0      134      328,022            0      328,022      259,580
  CASSIDY NO. 30-8-121        PV-PD           0       499           0      247      596,102            0      596,102      456,150
  CASSIDY NO. 32-1-101        PV-PD           0       908           0      413      956,798            0      956,798      664,284
  CHEVRON NO. 24-16-16        PV-PD           0       142           0       76      207,067            0      207,067      181,418
  DAVIS NO. 24-7-1            PV-PD           0       344           0      184      470,770            0      470,770      390,282
  DAVIS NO. 24-8-2            PV-PD           0       233           0      125      315,991            0      315,991      260,624
  DAVIS NO. 24-9-3            PV-PD           0       388           0      206      483,211            0      483,211      350,428
  DAVIS NO. 24-10-4           PV-PD           0       695           0      369      861,416            0      861,416      613,129
  DEAL NO. 27-4-1             PV-PD           0       166           0       89      243,860            0      243,860      214,296
  DEAL NO. 27-5-2             PV-PD           0       556           0      292      744,225            0      744,225      612,234
  HOLMAN NO. 24-1-26          PV-PD           0       222           0      119      329,552            0      329,552      291,650
  HOLMAN NO. 24-3-27          PV-PD           0       264           0      141      374,564            0      374,564      321,086
  USX NO. 21-15-11            PV-PD           0        55           0       25       78,123            0       78,123       72,180
  USX NO. 21-16-12            PV-PD           0        86           0       40      114,539            0      114,539      103,682
  USX NO. 22-4-36             PV-PD           0       196           0       90      213,966            0      213,966      164,742
  USX NO. 22-11-13            PV-PD           0       235           0      107      260,351            0      260,351      203,917
  USX NO. 22-12-14            PV-PD           0       135           0       62      165,616            0      165,616      143,739
  USX NO. 23-4-41             PV-PD           0       350           0      165      432,016            0      432,016      365,986
  USX NO. 28-3-15             PV-PD           0       314           0      143      338,785            0      338,785      253,903
  USX NO. 28-4-16             PV-PD           0        74           0       34       95,737            0       95,737       85,252
  USX NO. 28-5-17             PV-PD           0        97           0       45      122,904            0      122,904      108,663
  USX NO. 29-8-6              PV-PD           0       183           0       84      225,721            0      225,721      195,567
  USX NO. 29-11-7             PV-PD           0       216           0       99      268,909            0      268,909      234,653
  USX NO. 29-13-9             PV-PD           0       341           0      156      384,357            0      384,357      306,239
  USX NO. 29-14-10            PV-PD           0       116           0       54      152,140            0      152,140      136,500
  USX NO. 30-9-18             PV-PD           0       236           0      108      284,001            0      284,001      241,967
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0    20,884           0    9,811   24,092,738            0   24,092,738   18,703,145

                                                                       TABLE A
                                                                     PAGE 4 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999



                                     ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                     -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                               (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                             STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                             ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 DEERLICK, EAST FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  DAVANT NO. 7-13-6           PV-PD           0       477           0      253      585,053            0      585,053      408,834
  DAVANT NO. 7-14-1           PV-PD           0        71           0       38       99,229            0       99,229       85,048
  FRIEDMAN NO. 13-13-3        PV-PD           0       190           0       95      224,401            0      224,401      168,634
  FRIEDMAN NO. 18-2-5         PV-PD           0        28           0       14       44,277            0       44,277       41,180
  FRIEDMAN NO. 18-3-31        PV-PD           0       149           0       76      206,564            0      206,564      181,660
  FRIEDMAN NO. 18-7-30        PV-PD           0        92           0       47      127,499            0      127,499      112,091
  FRIEDMAN NO. 18-8-2         PV-PD           0        49           0       25       69,924            0       69,924       62,541
  FRIEDMAN NO. 18-9-1         PV-PD           0       183           0       92      239,288            0      239,288      202,010
  FRIEDMAN NO. 18-15-4        PV-PD           0       229           0      116      308,890            0      308,890      266,607
  MCDANIEL NO. 18-4-1         PV-PD           0       101           0       54      144,844            0      144,844      125,962
  MCDANIEL NO. 18-5-2         PV-PD           0       122           0       65      168,274            0      168,274      142,967
  MCDANIEL NO. 18-6-3         PV-PD           0        89           0       47      123,479            0      123,479      105,507
  SEARCY NO. 7-15-15          PV-PD           0       162           0       87      224,369            0      224,369      189,328
  SEARCY NO. 17-5-7           PV-PD           0       152           0       81      190,680            0      190,680      143,667
  SEARCY NO. 17-6-20          PV-PD           0       103           0       55      143,919            0      143,919      122,493
  SEARCY NO. 17-11-8          PV-PD           0       751           0      399      905,263            0      905,263      595,249
  SEARCY NO. 17-14-9          PV-PD           0       326           0      174      422,942            0      422,942      330,067
  SEARCY NO. 18-11-18         PV-PD           0       609           0      324      782,425            0      782,425      595,107
  SEARCY NO. 18-13-6          PV-PD           0        54           0       29       84,720            0       84,720       76,373
  SEARCY NO. 18-14-5          PV-PD           0       521           0      278      703,293            0      703,293      572,658
  SEARCY NO. 19-4-1           PV-PD           0        90           0       48      127,292            0      127,292      109,805
  SEARCY NO. 19-10-3          PV-PD           0       311           0      166      404,222            0      404,222      316,314
  SEARCY NO. 20-3-10          PV-PD           0       110           0       59      146,542            0      146,542      120,220
  SEARCY NO. 20-4-11          PV-PD           0        76           0       41      116,761            0      116,761      105,233
  SEARCY NO. 20-5-12          PV-PD           0       938           0      498    1,159,722            0    1,159,722      813,573
  SEARCY NO. 20-6-13          PV-PD           0       571           0      304      731,615            0      731,615      555,133
  SEARCY NO. 24-1-2           PV-PD           0       369           0      196      449,557            0      449,557      311,843
  WEST NO. 13-1-15            PV-PD           0       219           0      108      253,903            0      253,903      188,106
  WEST NO. 13-2-16            PV-PD           0       328           0      162      373,616            0      373,616      263,679
  WEST NO. 13-5-3             PV-PD           0       149           0       74      181,643            0      181,643      146,122
  WEST NO. 13-6-1             PV-PD           0       199           0       99      244,712            0      244,712      197,793
  WEST NO. 13-7-38            PV-PD           0        76           0       38       96,952            0       96,952       82,206
  WEST NO. 13-8-14            PV-PD           0       119           0       59      156,227            0      156,227      134,084
  WEST NO. 13-9-9             PV-PD           0       183           0       91      227,885            0      227,885      186,439
  WEST NO. 13-11-6            PV-PD           0       528           0      260      592,462            0      592,462      398,223
  WEST NO. 13-12-4A           PV-PD           0       240           0      119      284,106            0      284,106      217,324
  WEST NO. 13-15-23           PV-PD           0       541           0      266      597,217            0      597,217      380,090
  WEST NO. 17-12-20           PV-PD           0         0           0        0            0            0            0            0
  WEST NO. 17-13-21           PV-PD           0       251           0      124      301,082            0      301,082      235,647
  WEST NO. 19-1-19            PV-PD           0       218           0      107      252,044            0      252,044      186,905
  WEST NO. 19-2-10            PV-PD           0       267           0      132      306,424            0      306,424      221,541
  WEST NO. 19-3-7             PV-PD           0         0           0        0            0            0            0            0
  WEST NO. 19-6-18            PV-PD           0       281           0      139      340,546            0      340,546      269,089
  WEST NO. 19-7-1             PV-PD           0        52           0       26       70,783            0       70,783       62,025
  WEST NO. 19-8-12            PV-PD           0       677           0      334      767,881            0      767,881      526,795
  WEST NO. 19-11-13           PV-PD           0       269           0      132      307,797            0      307,797      222,345
  WEST NO. 19-12-11           PV-PD           0       399           0      196      450,777            0      450,777      311,572
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0    11,919           0    6,128   14,741,101            0   14,741,101   11,090,089

 DEERLICK, NORTH FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  ALCUS NO. 12-4-1            PV-PD           0       144           0       74      181,019            0      181,019      144,401
  ALCUS NO. 12-5-2            PV-PD           0        71           0       36       92,306            0       92,306       78,034
  DAVANT NO. 7-4-2            PV-PD           0       283           0      151      359,221            0      359,221      271,645
  DAVANT NO. 7-5-3            PV-PD           0       157           0       84      205,732            0      205,732      164,444
  DAVANT NO. 7-11-4           PV-PD           0       352           0      187      429,128            0      429,128      299,207
  DAVANT NO. 7-12-5           PV-PD           0        76           0       41      105,910            0      105,910       90,719
  FNB NO. 1-3-1               PV-PD           0       211           0      113      296,406            0      296,406      252,349
  FRIEDMAN NO. 2-1-15         PV-PD           0       330           0      166      397,748            0      397,748      304,165
  FRIEDMAN NO. 2-9-16         PV-PD           0       254           0      133      312,727            0      312,727      232,928
  FRIEDMAN NO. 6-4-11         PV-PD           0       220           0      111      277,450            0      277,450      226,755
  FRIEDMAN NO. 6-5-12         PV-PD           0       181           0       91      220,669            0      220,669      173,946
  FRIEDMAN NO. 6-12-13        PV-PD           0        68           0       34       88,903            0       88,903       75,609
  FRIEDMAN NO. 6-13-14        PV-PD           0       168           0       85      211,298            0      211,298      172,372
  FRIEDMAN NO. 11-10-8        PV-PD           0       130           0       66      166,394            0      166,394      138,531
  FRIEDMAN NO. 12-1-9         PV-PD           0        68           0       34       98,463            0       98,463       88,634
  FRIEDMAN NO. 12-2-50        PV-PD           0       210           0      105      254,330            0      254,330      197,933
  FRIEDMAN NO. 12-8-10        PV-PD           0         9           0        5       14,042            0       14,042       13,660
  FRIEDMAN-ROSENAU NO. 2-16-3 PV-PD           0       123           0       66      169,949            0      169,949      143,584
  MAYFIELD NO. 12-9-2         PV-PD           0       481           0      245      558,895            0      558,895      377,972
  MAYFIELD NO. 12-10-5        PV-PD           0       271           0      144      344,065            0      344,065      260,598
  MAYFIELD NO. 14-1-1         PV-PD           0        45           0       23       63,563            0       63,563       56,068

                                                                       TABLE A
                                                                     PAGE 5 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999



                                    ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                    -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                              (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                            STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                            ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 DEERLICK, NORTH FIELD,
 TUSCALOOSA COUNTY, ALABAMA (CONT.)
  SEARCY NO. 7-6-17            PV-PD         0       211           0      112      277,952            0      277,952      223,052
  SEARCY NO. 11-9-14           PV-PD         0       166           0       89      229,938            0      229,938      193,775
  SEARCY NO. 12-3-16           PV-PD         0        39           0       21       62,721            0       62,721       56,977
  SEARCY NO. 12-6-19           PV-PD         0       130           0       70      185,212            0      185,212      160,141
  THORNHILL NO. 12-13-1        PV-PD         0       178           0       95      247,407            0      247,407      209,239
  WEST NO. 1-1-24              PV-PD         0       130           0       65      185,829            0      185,829      167,768
  WEST NO. 1-2-25              PV-PD         0       210           0      104      258,188            0      258,188      207,868
  WEST NO. 1-5-26              PV-SI         0         0           0        0            0            0            0            0
  WEST NO. 1-6-39              PV-PD         0       260           0      129      315,638            0      315,638      250,599
  WEST NO. 1-8-27              PV-PD         0       174           0       86      227,423            0      227,423      194,494
  WEST NO. 1-9-28              PV-PD         0        86           0       43      122,032            0      122,032      109,717
  WEST NO. 1-10-29             PV-PD         0       225           0      112      291,770            0      291,770      246,829
  WEST NO. 1-11-30             PV-PD         0       114           0       57      152,826            0      152,826      133,216
  WEST NO. 1-13-31             PV-PD         0       278           0      138      343,814            0      343,814      278,034
  WEST NO. 1-14-32             PV-PD         0       187           0       93      240,881            0      240,881      203,683
  WEST NO. 1-16-33             PV-PD         0       135           0       67      161,036            0      161,036      126,802
  WEST NO. 11-1-34             PV-PD         0        13           0        7       20,672            0       20,672       19,801
  WEST NO. 11-8-36             PV-PD         0        90           0       45      123,321            0      123,321      108,540
  WEST NO. 11-15-37            PV-PD         0         0           0        0            0            0            0            0
  WEST NO. 13-4-17             PV-PD         0       470           0      232      546,211            0      546,211      398,813
                                      --------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0     6,948           0    3,557    8,841,089            0    8,841,089    7,052,902

 LAKE HARRIS FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  DAVANT NO. 23-2-9            PV-PD         0       308           0      164      397,073            0      397,073      306,968
  DAVANT NO. 23-7-7            PV-PD         0       138           0       74      195,765            0      195,765      168,239
  DAVANT NO. 23-13-8           PV-PD         0       330           0      175      415,899            0      415,899      310,595
  FIRST ALABAMA BANK NO. 27-9- PV-PD         0        54           0       31       82,611            0       82,611       71,251
  FIRST ALABAMA BANK NO. 27-16 PV-PD         0        89           0       52      128,706            0      128,706      105,976
  FRIEDMAN NO. 22-5-36         PV-SI         0         0           0        0            0            0            0            0
  FRIEDMAN NO. 22-14-38        PV-PD         0        49           0       25       68,630            0       68,630       60,707
  FRIEDMAN NO. 22-15-39        PV-PD         0        24           0       12       37,753            0       37,753       34,322
  FRIEDMAN NO. 23-4-41         PV-PD         0       687           0      355      835,651            0      835,651      606,602
  FRIEDMAN NO. 23-5-40         PV-PD         0       248           0      127      303,742            0      303,742      232,396
  HOBSON NO. 22-9-1            PV-PD         0       269           0      143      350,756            0      350,756      276,925
  WEST NO. 21-8-71             PV-PD         0         0           0        0            0            0            0            0
  WEST NO. 27-1-59             PV-PD         0       133           0       66      160,268            0      160,268      127,729
  WEST NO. 27-2-60             PV-PD         0       177           0       88      218,728            0      218,728      177,660
  WEST NO. 27-4-62             PV-PD         0        60           0       30       78,353            0       78,353       67,550
  WEST NO. 27-5-65             PV-PD         0        20           0       10       30,280            0       30,280       28,137
                                      --------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0     2,586           0    1,352    3,304,215            0    3,304,215    2,575,057

 LAKE NICOL FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  ALABAMA BASIC NO. 34-3-14    PV-PD         0       470           0      249      570,036            0      570,036      389,308
  BEAN NO. 14-15-1             PV-PD         0       354           0      185      444,511            0      444,511      339,865
  COLBURN NO. 15-9-1           PV-PD         0       110           0       59      157,326            0      157,326      136,599
  COLBURN NO. 15-15-2          PV-PD         0       195           0      104      255,070            0      255,070      202,705
  CUNNINGHAM NO. 10-1-1        PV-PD         0       627           0      334      802,784            0      802,784      607,044
  CUNNINGHAM NO. 10-2-2        PV-PD         0       417           0      221      505,954            0      505,954      345,995
  CUNNINGHAM NO. 34-8-2        PV-PD         0       677           0      359      814,388            0      814,388      534,127
  FIRST ALABAMA BANK NO. 34-13 PV-PD         0       156           0       90      226,642            0      226,642      185,766
  FRIEDMAN NO. 2-5-42          PV-PD         0       325           0      163      400,947            0      400,947      317,536
  FRIEDMAN NO. 2-12-21         PV-PD         0       183           0       92      235,943            0      235,943      196,934
  FRIEDMAN NO. 2-14-22         PV-PD         0       188           0       95      246,997            0      246,997      209,929
  FRIEDMAN NO. 3-6-23          PV-PD         0       257           0      129      312,250            0      312,250      242,636
  FRIEDMAN NO. 3-15-26         PV-PD         0        87           0       44      109,328            0      109,328       90,611
  FRIEDMAN NO. 10-10-28        PV-PD         0       278           0      139      341,315            0      341,315      269,374
  FRIEDMAN NO. 10-15-29        PV-PD         0       175           0       88      207,578            0      207,578      157,909
  FRIEDMAN NO. 11-11-17        PV-PD         0       349           0      174      401,188            0      401,188      280,926
  FRIEDMAN NO. 11-13-18        PV-PD         0       224           0      112      270,079            0      270,079      208,875
  FRIEDMAN NO. 14-6-33         PV-PD         0       201           0      102      294,960            0      294,960      268,114
  FRIEDMAN NO. 14-12-34        PV-PD         0       166           0       84      227,748            0      227,748      199,074
  FRIEDMAN NO. 14-13-35        PV-PD         0       447           0      224      526,038            0      526,038      384,213
  FRIEDMAN NO. 34-10-57        PV-PD         0       406           0      203      485,681            0      485,681      366,545
  FRIEDMAN NO. 34-15-58        PV-PD         0       130           0       66      162,373            0      162,373      132,033
  FRIEDMAN-ROSENAU NO. 2-7-2   PV-PD         0       196           0      102      257,331            0      257,331      212,497
  FRIEDMAN-ROSENAU NO. 2-15-1  PV-PD         0       107           0       58      154,695            0      154,695      134,676
  HOLMAN NO. 10-11-1           PV-PD         0       142           0       76      185,830            0      185,830      149,258
  MCGUIRE NO. 34-9-5           PV-PD         0       223           0      119      284,343            0      284,343      217,578
  RICE NO. 2-6-1               PV-PD         0       189           0       97      239,826            0      239,826      191,998
  WEST NO. 3-2-44              PV-PD         0       226           0      112      263,189            0      263,189      194,023
  WEST NO. 3-3-22              PV-PD         0       363           0      179      405,880            0      405,880      272,716
  WEST NO. 3-4-45              PV-PD         0        22           0       11       33,690            0       33,690       31,082

                                                                       TABLE A
                                                                     PAGE 6 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999



                                     ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                     -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                               (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                             STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                             ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 LAKE NICOL FIELD,
 TUSCALOOSA COUNTY, ALABAMA (CONT.)
  WEST NO. 3-8-48             PV-PD           0       324           0      160      387,442            0      387,442      298,875
  WEST NO. 3-10-49            PV-PD           0       191           0       96      238,255            0      238,255      193,739
  WEST NO. 3-12-67            PV-PD           0       419           0      207      490,212            0      490,212      362,945
  WEST NO. 3-13-50            PV-PD           0       235           0      120      280,131            0      280,131      204,472
  WEST NO. 11-2-35            PV-PD           0        75           0       38      107,077            0      107,077       96,027
  WEST NO. 11-4-41            PV-PD           0       610           0      301      710,921            0      710,921      518,792
  WEST NO. 11-5-42            PV-PD           0       336           0      166      402,242            0      402,242      310,816
  WEST NO. 15-1-51            PV-PD           0       322           0      165      391,458            0      391,458      292,984
  WEST NO. 15-2-52            PV-PD           0       121           0       60      144,082            0      144,082      113,021
  WEST NO. 15-3-68            PV-PD           0        47           0       24       66,113            0       66,113       58,090
  WEST NO. 15-6-53            PV-PD           0        30           0       15       46,732            0       46,732       42,517
  WEST NO. 15-8-55            PV-PD           0       482           0      239      576,330            0      576,330      441,602
  WEST NO. 15-12-57           PV-SI           0         0           0        0            0            0            0            0
  WEST NO. 15-13-58           PV-PD           0        72           0       36       90,809            0       90,809       76,278
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0    11,154           0    5,697   13,755,724            0   13,755,724   10,480,104

 LITTLE YELLOW CREEK FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CUNNINGHAM NO. 28-15-3      PV-PD           0       336           0      179      422,633            0      422,633      314,679
  FRIEDMAN NO. 4-8-59         PV-PD           0       428           0      221      513,855            0      513,855      367,423
  WEST NO. 33-2-112           PV-PD           0       204           0      101      240,784            0      240,784      185,265
  WEST NO. 33-3-120           PV-PD           0       123           0       61      152,118            0      152,118      124,649
  WEST NO. 33-6-114           PV-PD           0        90           0       45      115,179            0      115,179       97,347
  WEST NO. 33-8-115           PV-PD           0       276           0      137      334,811            0      334,811      264,211
  WEST NO. 33-10-116          PV-PD           0       103           0       51      126,713            0      126,713      104,091
  WEST NO. 33-16-119          PV-PD           0       328           0      168      401,376            0      401,376      303,006
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0     1,888           0      962    2,307,469            0    2,307,469    1,760,671

 MOORE CREEK FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CASSIDY NO. 26-8-122        PV-PD           0       246           0      112      269,256            0      269,256      207,725
  CASSIDY NO. 26-10-123       PV-PD           0       329           0      150      346,160            0      346,160      246,789
  CHEVRON NO. 26-5-9          PV-PD           0       405           0      216      522,861            0      522,861      403,411
  CHEVRON NO. 27-1-10         PV-PD           0       315           0      168      419,026            0      419,026      337,843
  CLEMENTS NO. 34-11-1        PV-PD           0       549           0      292      679,357            0      679,357      481,960
  CLEMENTS NO. 34-15-1        PV-PD           0       590           0      313      711,150            0      711,150      471,665
  CLEMENTS NO. 34-16-2        PV-PD           0       397           0      211      501,688            0      501,688      373,474
  FGLIC NO. 26-2-1            PV-PD           0       526           0      279      655,598            0      655,598      473,943
  FGLIC NO. 26-6-3            PV-PD           0       539           0      287      682,316            0      682,316      506,944
  FIRST ALABAMA BANK NO. 34-1-PV-PD           0       563           0      334      819,913            0      819,913      641,680
  FIRST ALABAMA BANK NO. 34-12PV-PD           0       384           0      228      552,793            0      552,793      427,682
  FIRST ALABAMA BANK NO. 35-2-PV-PD           0        54           0       33       91,390            0       91,390       81,438
  FIRST ALABAMA BANK NO. 35-3-PV-PD           0       462           0      274      659,724            0      659,724      502,389
  FIRST ALABAMA BANK NO. 35-5-PV-PD           0       450           0      267      644,112            0      644,112      494,127
  HALLMAN NO. 34-8-1          PV-PD           0       471           0      250      588,295            0      588,295      428,288
  HOLMAN NO. 34-6-3           PV-PD           0       366           0      206      512,197            0      512,197      410,256
  HOLMAN NO. 35-12-4          PV-PD           0       394           0      210      509,135            0      509,135      393,184
  MCGUIRE NO. 26-12-6         PV-PD           0       374           0      199      454,011            0      454,011      310,515
  MCGUIRE NO. 26-13-3         PV-PD           0       392           0      209      505,856            0      505,856      390,789
  MCGUIRE NO. 26-16-1         PV-PD           0       277           0      147      341,341            0      341,341      244,438
  MCGUIRE NO. 27-9-4          PV-PD           0       193           0      103      270,294            0      270,294      229,836
  NAUGHER NO. 34-7-1          PV-PD           0       364           0      205      500,061            0      500,061      390,950
  SESSIONS NO. 35-8-1         PV-PD           0       292           0      156      375,055            0      375,055      289,114
  SESSIONS NO. 35-9-2         PV-PD           0       329           0      176      435,185            0      435,185      348,152
  SESSIONS NO. 35-15-3        PV-PD           0       858           0      456    1,062,209            0    1,062,209      748,358
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0    10,119           0    5,480   13,108,983            0   13,108,983    9,834,950

 WARRIOR RIDGE FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  ALABAMA BASIC NO. 36-2-2    PV-PD           0       218           0       93      234,775            0      234,775      192,991
  ALABAMA BASIC NO. 36-4-1    PV-PD           0       244           0      104      255,180            0      255,180      202,828
  ALABAMA BASIC NO. 36-5-9    PV-PD           0       121           0       50      138,747            0      138,747      122,754
  ALABAMA BASIC NO. 36-9-3    PV-PD           0       551           0      234      548,076            0      548,076      393,971
  ALABAMA BASIC NO. 36-13-10  PV-PD           0       277           0      118      280,294            0      280,294      211,552
  ALABAMA BASIC NO. 36-14-11  PV-PD           0       126           0       54      151,603            0      151,603      135,401
  ALABAMA BASIC NO. 36-16-12  PV-PD           0       141           0       61      163,942            0      163,942      143,295
  CUNNINGHAM NO. 35-12-1      PV-PD           0       231           0       97      235,410            0      235,410      182,952
  FIRST ALABAMA BANK NO. 25-1-PV-PD           0       990           0      480    1,099,239            0    1,099,239      738,951
  FIRST ALABAMA BANK NO. 25-2-PV-PD           0       129           0       63      161,999            0      161,999      136,198
  FIRST ALABAMA BANK NO. 25-4-PV-PD           0       636           0      309      743,065            0      743,065      561,560
  FIRST ALABAMA BANK NO. 25-7-PV-PD           0       161           0       79      203,419            0      203,419      171,553
  FIRST ALABAMA BANK NO. 25-10PV-PD           0       292           0      142      360,897            0      360,897      297,082
  FIRST ALABAMA BANK NO. 25-11PV-PD           0       262           0      127      316,630            0      316,630      254,774

                                                                       TABLE A
                                                                     PAGE 7 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999



                                     ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                     -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                               (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                             STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                             ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 WARRIOR RIDGE FIELD,
 TUSCALOOSA COUNTY, ALABAMA (CONT.)
  FIRST ALABAMA BANK NO. 25-12 PV-PD         0       522           0      254      611,620            0      611,620      466,121
  FIRST ALABAMA BANK NO. 25-14 PV-PD         0       344           0      167      399,132            0      399,132      302,397
  FIRST ALABAMA BANK NO. 25-15 PV-PD         0       246           0      120      291,372            0      291,372      228,303
  FIRST ALABAMA BANK NO. 25-16 PV-PD         0       175           0       86      228,241            0      228,241      197,235
  FRIEDMAN NO. 30-4-45         PV-PD         0       691           0      275      659,320            0      659,320      496,789
  FRIEDMAN NO. 30-5-46         PV-PD         0       489           0      195      502,051            0      502,051      416,981
  FRIEDMAN NO. 30-12-47        PV-PD         0       487           0      194      467,114            0      467,114      357,073
  FRIEDMAN NO. 30-13-48        PV-PD         0       853           0      340      831,952            0      831,952      647,198
  FRIEDMAN NO. 31-12-49        PV-PD         0       238           0       95      246,729            0      246,729      208,269
  FRIEDMAN NO. 36-1-43         PV-PD         0       344           0      137      321,741            0      321,741      237,260
  FRIEDMAN NO. 36-3-1          PV-PD         0       171           0       69      180,041            0      180,041      153,836
  FRIEDMAN NO. 36-7-44         PV-PD         0        72           0       30       80,618            0       80,618       70,429
  FRIEDMAN NO. 36-8-2          PV-PD         0        95           0       38      100,067            0      100,067       85,770
  FRIEDMAN NO. 36-11-56        PV-PD         0       185           0       77      204,686            0      204,686      176,584
  WEST NO. 31-5-82             PV-PD         0       173           0       68      168,920            0      168,920      136,440
  WEST NO. 35-2-105            PV-PD         0       272           0      107      280,453            0      280,453      238,728
  WEST NO. 35-4-106            PV-PD         0       281           0      114      282,339            0      282,339      224,936
  WEST NO. 35-6-107            PV-PD         0       142           0       56      149,811            0      149,811      129,915
  WEST NO. 35-8-108            PV-PD         0       156           0       61      166,421            0      166,421      145,568
  WEST NO. 35-9-109            PV-PD         0       244           0       96      249,972            0      249,972      211,988
  WEST NO. 35-10-110           PV-PD         0       103           0       41      110,200            0      110,200       96,487
  WEST NO. 35-14-111           PV-PD         0        75           0       30       78,899            0       78,899       68,372
                                      --------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0    10,737           0    4,658   11,504,975            0   11,504,975    9,042,541

 WARRIOR RIDGE, WEST FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  ALABAMA BASIC NO. 23-10-4    PV-PD         0       399           0      167      448,004            0      448,004      386,575
  ALABAMA BASIC NO. 23-14-5    PV-PD         0       308           0      128      308,117            0      308,117      236,767
  ALABAMA BASIC NO. 23-16-6    PV-PD         0       241           0      101      261,287            0      261,287      220,325
  ALABAMA BASIC NO. 26-1-7     PV-PD         0       506           0      210      505,271            0      505,271      382,637
  ALABAMA BASIC NO. 27-16-8    PV-PD         0       451           0      189      470,183            0      470,183      375,744
  FIRST ALABAMA BANK NO. 26-16 PV-PD         0       671           0      312      730,856            0      730,856      522,932
  HOLMAN NO. 26-4-23           PV-PD         0       235           0       99      245,268            0      245,268      196,597
  HOLMAN NO. 26-5-29           PV-PD         0       117           0       50      123,580            0      123,580      101,241
  HOLMAN NO. 26-6-24           PV-PD         0       404           0      171      414,685            0      414,685      321,862
  WEST NO. 23-3-93             PV-PD         0       486           0      191      487,086            0      487,086      401,874
  WEST NO. 23-5-94             PV-PD         0       499           0      195      468,645            0      468,645      356,108
  WEST NO. 23-6-95             PV-PD         0       199           0       80      198,486            0      198,486      159,714
  WEST NO. 23-7-96             PV-PD         0       220           0       86      226,001            0      226,001      192,322
  WEST NO. 23-8-92             PV-PD         0       539           0      210      497,031            0      497,031      365,046
  WEST NO. 27-2-97             PV-PD         0       423           0      165      397,237            0      397,237      303,124
  WEST NO. 27-4-98             PV-PD         0       545           0      212      487,237            0      487,237      333,680
  WEST NO. 27-5-99             PV-PD         0       575           0      224      513,140            0      513,140      349,954
  WEST NO. 27-7-100            PV-PD         0       563           0      220      512,858            0      512,858      366,581
  WEST NO. 27-8-101            PV-PD         0       392           0      153      371,512            0      371,512      287,439
  WEST NO. 27-11-102           PV-PD         0       425           0      167      393,846            0      393,846      289,169
  WEST NO. 27-13-103           PV-PD         0       235           0       92      226,100            0      226,100      180,443
  WEST NO. 27-14-104           PV-PD         0       384           0      150      369,108            0      369,108      291,255
                                      --------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0     8,817           0    3,573    8,655,538            0    8,655,538    6,621,389

 WATERMELON ROAD FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  CHRISTIAN NO. 12-5-2         PV-PD         0       190           0      102      274,573            0      274,573      238,903
  DAVANT NO. 1-12-10           PV-PD         0       710           0      377      881,092            0      881,092      626,469
  DAVANT NO. 1-13-11           PV-PD         0       401           0      207      534,198            0      534,198      446,102
  DAVANT NO. 3-1-12            PV-PD         0     1,003           0      531    1,198,443            0    1,198,443      763,802
  DAVANT NO. 3-2-13            PV-PD         0       199           0      106      258,717            0      258,717      203,896
  FIRST ALABAMA BANK NO. 10-9- PV-PD         0       342           0      197      466,613            0      466,613      347,214
  FIRST ALABAMA BANK NO. 10-15 PV-PD         0       152           0       88      223,151            0      223,151      184,684
  FIRST ALABAMA BANK NO. 10-16 PV-PD         0       276           0      160      411,207            0      411,207      342,450
  FIRST ALABAMA BANK NO. 12-1- PV-PD         0       442           0      249      601,684            0      601,684      462,176
  FIRST ALABAMA BANK NO. 12-2- PV-PD         0       137           0       78      211,827            0      211,827      186,179
  HINDS NO. 12-6-1             PV-PD         0       197           0      105      266,362            0      266,362      220,152
  HINDS NO. 12-7-2             PV-PD         0       286           0      153      381,179            0      381,179      307,862
  HINDS NO. 12-11-3            PV-PD         0       271           0      145      384,294            0      384,294      329,285
  HOWELL NO. 12-9-1            PV-PD         0       296           0      158      398,503            0      398,503      325,122
  HOWELL NO. 12-14-2           PV-PD         0       292           0      156      391,300            0      391,300      318,257
  HOWELL NO. 12-15-3           PV-PD         0       202           0      109      288,104            0      288,104      247,913
  MAYFIELD NO. 1-3-3           PV-PD         0       428           0      227      535,797            0      535,797      392,581
  MAYFIELD NO. 1-7-4           PV-PD         0       426           0      227      557,076            0      557,076      437,671
  PRICE NO. 1-1-1              PV-PD         0       169           0       90      225,909            0      225,909      184,313
  STEDMAN NO. 1-9-1            PV-PD         0       222           0      110      292,310            0      292,310      250,789
  STEDMAN NO. 1-11-3           PV-PD         0       167           0       83      212,175            0      212,175      177,102
  STEDMAN NO. 1-15-14          PV-PD         0       367           0      181      436,888            0      436,888      334,945

                                                                       TABLE A
                                                                     PAGE 8 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999


                                    ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                    -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                              (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                            STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                            ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 WATERMELON ROAD FIELD,
 TUSCALOOSA COUNTY, ALABAMA (CONT.)
  STEDMAN NO. 1-16-4         PV-PD           0       310           0      154      379,092            0      379,092      301,587
  STEDMAN NO. 11-1-5         PV-PD           0       267           0      133      353,268            0      353,268      303,537
  STEDMAN NO. 11-2-6         PV-PD           0       226           0      113      297,310            0      297,310      254,579
  STEDMAN NO. 11-3-24        PV-PD           0       410           0      204      522,654            0      522,654      433,805
  STEDMAN NO. 11-4-7         PV-PD           0       374           0      184      430,029            0      430,029      310,204
  STEDMAN NO. 11-5-8         PV-PD           0       179           0       89      228,576            0      228,576      191,640
  STEDMAN NO. 11-9-9         PV-PD           0       211           0      104      253,464            0      253,464      198,831
  STEDMAN NO. 11-10-10       PV-PD           0       210           0      104      278,223            0      278,223      240,082
  STEDMAN NO. 11-12-11       PV-PD           0       265           0      131      330,953            0      330,953      270,698
  STEDMAN NO. 11-14-12       PV-PD           0       231           0      115      298,505            0      298,505      252,293
  STEDMAN NO. 11-16-13       PV-PD           0       287           0      142      349,633            0      349,633      278,085
                                    ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0    10,145           0    5,316   13,153,109            0   13,153,109   10,363,208

 YELLOW CREEK FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  BIGHAM NO. 4-13-1          PV-PD           0       195           0      104      246,492            0      246,492      186,893
  EARNEST NO. 15-10-2        PV-PD           0       235           0      126      325,693            0      325,693      273,654
  EARNEST NO. 15-15-5        PV-PD           0        97           0       52      142,129            0      142,129      124,674
  EARNEST NO. 15-16-4        PV-PD           0        84           0       45      127,667            0      127,667      114,023
  FEDERAL NO. 9-4-5          PV-PD           0       541           0      289      721,897            0      721,897      580,180
  FEDERAL NO. 9-12-7         PV-PD           0       373           0      199      503,628            0      503,628      411,467
  FEDERAL NO. 9-14-8         PV-PD           0       452           0      240      552,140            0      552,140      381,738
  GILBERT NO. 15-5-1         PV-PD           0       209           0       96      254,960            0      254,960      219,097
  GILBERT NO. 15-6-3         PV-PD           0       605           0      322      784,833            0      784,833      607,012
  GILBERT NO. 15-12-2        PV-PD           0       167           0       77      192,325            0      192,325      157,993
  HOLMAN NO. 15-1-28         PV-PD           0       237           0      121      316,094            0      316,094      267,240
  HOLMAN NO. 15-8-25         PV-PD           0       118           0       60      166,214            0      166,214      146,857
  SULLIVAN NO. 4-11-2        PV-PD           0       345           0      183      468,769            0      468,769      389,245
  USX NO. 9-6-20             PV-PD           0       411           0      187      440,363            0      440,363      322,315
  USX NO. 9-7-21             PV-PD           0       595           0      272      671,142            0      671,142      529,765
  USX NO. 9-10-22            PV-PD           0       682           0      311      745,642            0      745,642      561,143
  USX NO. 9-15-23            PV-PD           0       360           0      164      407,376            0      407,376      325,750
  USX NO. 9-16-38            PV-PD           0       936           0      426      994,162            0      994,162      701,898
  USX NO. 14-3-45            PV-PD           0       291           0      134      360,836            0      360,836      313,322
  USX NO. 14-5-24            PV-PD           0       218           0      100      242,871            0      242,871      191,819
  USX NO. 14-10-43           PV-PD           0       102           0       48      128,025            0      128,025      110,959
  USX NO. 14-11-25           PV-PD           0       297           0      135      318,789            0      318,789      237,113
  USX NO. 14-13-37           PV-PD           0        65           0       30       89,734            0       89,734       82,188
  USX NO. 14-14-44           PV-PD           0       279           0      128      341,634            0      341,634      294,489
  USX NO. 15-13-27           PV-PD           0       111           0       51      139,741            0      139,741      123,020
  USX NO. 16-2A-40           PV-PD           0       355           0      162      387,346            0      387,346      294,338
  USX NO. 16-4-29            PV-PD           0       156           0       71      170,563            0      170,563      133,262
  USX NO. 16-5-30            PV-PD           0       166           0       76      196,495            0      196,495      166,073
  USX NO. 16-7-31            PV-PD           0       103           0       47      129,053            0      129,053      113,256
  USX NO. 16-8-28            PV-PD           0       374           0      170      388,839            0      388,839      266,781
  USX NO. 16-11-33           PV-PD           0       292           0      134      337,512            0      337,512      276,615
  USX NO. 16-13-34           PV-PD           0       234           0      107      271,732            0      271,732      224,612
  USX NO. 16-15-35           PV-PD           0       173           0       79      190,038            0      190,038      148,128
                                    ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                0     9,858           0    4,751   11,754,734            0   11,754,734    9,276,919

 YELLOW CREEK, WEST FIELD,
 TUSCALOOSA COUNTY, ALABAMA
  BAUGHMAN NO. 18-3-2        PV-PD           0       175           0       94      250,179            0      250,179      216,178
  BAUGHMAN NO. 18-6-3        PV-PD           0       341           0      183      491,667            0      491,667      425,868
  BAUGHMAN NO. 18-7-4        PV-PD           0       242           0      130      344,947            0      344,947      296,601
  CANTLEY NO. 17-7-2         PV-PD           0       137           0       73      202,521            0      202,521      179,091
  FEDERAL NO. 8-9-10         PV-PD           0       165           0       89      229,449            0      229,449      193,912
  FEDERAL NO. 8-16-12        PV-PD           0       178           0       95      246,565            0      246,565      207,811
  HALLMAN NO. 8-14-1         PV-PD           0       593           0      315      737,456            0      737,456      529,326
  HALLMAN NO. 17-2-2         PV-PD           0       206           0      110      293,621            0      293,621      252,850
  HAYES NO. 7-16-2           PV-PD           0       683           0      364      873,567            0      873,567      658,350
  HAYES NO. 18-13-3          PV-PD           0       373           0      199      493,799            0      493,799      395,206
  HAYES NO. 18-14-4          PV-PD           0       455           0      243      607,234            0      607,234      488,639
  HOLMAN NO. 13-7-19         PV-PD           0       325           0      174      462,173            0      462,173      396,105
  HOLMAN NO. 13-11-20        PV-PD           0       405           0      217      552,248            0      552,248      455,013
  HOLMAN NO. 13-14-21        PV-PD           0       147           0       79      210,797            0      210,797      182,752
  HOLMAN NO. 13-15-22        PV-PD           0       277           0      148      394,272            0      394,272      338,951
  HOLMAN NO. 17-11-31        PV-PD           0       305           0      163      407,529            0      407,529      329,935
  HOLMAN NO. 17-12-15        PV-PD           0       307           0      164      421,901            0      421,901      351,072
  HOLMAN NO. 17-13-16        PV-PD           0       414           0      220      524,062            0      524,062      392,264
  MOORE NO. 13-1-1           PV-PD           0       346           0      184      440,783            0      440,783      334,575
  MOORE NO. 13-9-2           PV-PD           0       291           0      156      404,505            0      404,505      340,685
  PAYNE NO. 17-15-1          PV-PD           0       195           0      104      272,559            0      272,559      231,491
  PETTUS NO. 8-5-3           PV-PD           0       262           0      140      358,704            0      358,704      298,751

                                                                       TABLE A
                                                                     PAGE 9 OF 9

[RYDER SCOTT COMPANY LOGO]



                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                SUMMARY OF GROSS AND NET RESERVE AND INCOME DATA
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999



                                     ------ESTIMATED REMAINING RESERVES-------- --------------ESTIMATED FUTURE DOLLARS------------
                                     -----100% GROSS----- ---------NET---------  GROSS REV.               --NET INCOME BEFORE FIT-
                               (A)    (BARRELS)   (MMCF)   (BARRELS)   (MMCF)    AFTER PROD.    TOTAL                   DISCOUNTED
                             STATUS  OIL/COND(B)   GAS    OIL/COND(B) SALES GAS    TAXES      DEDUCTIONS  UNDISCOUNTED   AT  5.0%
                             ------  ----------- -------- ----------- --------- ------------ ------------ ------------ -----------
 YELLOW CREEK, WEST FIELD,
 TUSCALOOSA COUNTY, ALABAMA        (CONT.)
  PETTUS NO. 8-6-2            PV-PD           0       111           0       59      155,077            0      155,077      132,288
  SEALY NO. 18-1-1            PV-PD           0       430           0      230      579,886            0      579,886      473,060
  TURNER NO. 17-10-1          PV-PD           0       312           0      167      426,549            0      426,549      353,675
  TURNER NO. 17-16-1          PV-PD           0        73           0       39      112,937            0      112,937      101,903
  WEYERHAEUSER NO. 5-15-2     PV-PD           0       561           0      290      698,642            0      698,642      530,509
  WEYERHAEUSER NO. 5-16-1     PV-PD           0       181           0       94      253,809            0      253,809      220,914
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------
  TOTAL FIELD                                 0     8,490           0    4,525   11,447,438            0   11,447,438    9,307,775
                                     ----------  --------  ---------- -------- ------------ ------------ ------------ ------------

   GRAND SUMMARY - PROVED PRODUCING           0   152,275           0   74,679  182,981,116            0  182,981,116  142,220,968


















































(A) RESERVE TYPES: PV = PROVED    STATUS: PD = PRODUCING     DP = DEPLETED
                   PB = PROBABLE          BP = BEHIND PIPE   NP = NON-PRODUCING
                   PS = POSSIBLE          SI = SHUT IN       PB = PAYBACK
                                          UD = UNDEVELOPED
(B) EXCLUDES PLANT PRODUCTS

[RYDER SCOTT COMPANY]                                                   TABLE 1


                     DOMINION RESOURCES ROYALTY TRUST 1994-1
                         65% OVERRIDING ROYALTY INTEREST
                   ESTIMATE OF RESERVES AND FUTURE NET INCOME
                    UNESCALATED PARAMETERS - YEAR END PRICING
                              AS OF JANUARY 1, 1999



 GRAND SUMMARY
   PROVED PRODUCING                                                                    TOTAL
                                                                                       PROVED

                              REVENUE INTERESTS                  PRODUCT PRICES
                         --------------------------------   -----------------------------       DISCOUNTED
               EXPENSE      Oil/         Plant              Oil/Cond. Pit. Prod.   Gas    FURNITURE NET INCOME-$
               INTEREST  Condensate     Products    Gas       $bbL      $bbL      $/MCF   COMPOUNDED     MONTHLY
               --------  ----------     --------  -------   --------- ---------- -------- -----------------------
INITIAL                                                                                     5.00% -   142,220,968
FINAL                                                                                      10.00% -   116,544,072
REMARKS                                                                                    15.00% -    98,938,792
                                                                                           20.00% -    86,093,687
                                                                                           25.00% -    76,279,093


                  ESTIMATED 8/8 THS PRODUCTION              COMPANY NET PRODUCTION               AVERAGE PRICES
                ---------------------------------  -----------------------------------------    -----------------
        Number   Oil/Cond. Plant Products   Gross      Oil/Cond.   Plant Products  Sales Gas    Oil/Cond.   Gas
Period of Wells   Barrels     Barrels       MMCF        Barrels        Barrels        MMCF        S/bbl    S/MCF
------ -------- ----------  -----------    ------  --------------  -------------    --------    --------- -------
 1999   526             0           0      18,949               0           0       9,450.370       0.00     2.12
 2000   526             0           0      16,768               0           0       8,364.969       0.00     2.12
 2001   523             0           0      14,820               0           0       7,399.904       0.00     2.12
 2002   523             0           0      13,147               0           0       6,559.176       0.00     2.12
 2003   513             0           0      11,612               0           0       5,617.258       0.00     2.12
 2004   506             0           0      10,328               0           0       4,995.224       0.00     2.12
 2005   498             0           0       9,139               0           0       4,420.984       0.00     2.12
 2006   485             0           0       8,095               0           0       3,915.078       0.00     2.12
 2007   462             0           0       7,133               0           0       3,445.320       0.00     2.12
 2008   433             0           0       6,235               0           0       3,017.045       0.00     2.12
 2009   409             0           0       5,474               0           0       2,647.786       0.00     2.12
 2010   382             0           0       4,733               0           0       2,295.049       0.00     2.12
 2011   342             0           0       4,121               0           0       1,995.652       0.00     2.12
 2012   314             0           0       3,569               0           0       1,721.427       0.00     2.12
 2013   283             0           0       3,057               0           0       1,483.384       0.00     2.12

Sub-Total               0           0     137,180               0           0      67,328.626       0.00     2.12
Remainder               0           0      15,095               0           0       7,350.013       0.00     2.12
Total Future            0           0     152,275               0           0      74,678.639       0.00     2.12

Cumulative              0           0     200,646
Ultimate                0           0     352,921


                        COMPANY FUTURE GROSS REVENUE (fgr) -$                  PRODUCTION TAXES
        ------------------------------------------------------------------- ------------------------    FOR AFTER
            From           From          From                                                           PRODUCTION
Period    Oil/Cond.    Plant Products    Gas         Other         Total    Oil/Cond-$    Gas/P.P.-$       TAXES-$
------- -------------- -------------- ----------   ----------    ---------- -----------  -----------   ----------
 1999                0           0    20,009,999   10,215,121    30,225,120           0   1,200,608    29,024,512
 2000                0           0    17,711,785    9,041,878    26,753,663           0   1,062,702    25,690,961
 2001                0           0    15,668,376    7,998,717    23,667,093           0     940,100    22,726,993
 2002                0           0    13,888,232    7,089,978    20,978,210           0     833,299    20,144,911
 2003                0           0    11,893,869            0    11,893,869           0     713,614    11,180,255
 2004                0           0    10,576,766            0    10,576,766           0     634,619     9,942,147
 2005                0           0     9,360,884            0     9,360,884           0     561,660     8,799,224
 2006                0           0     8,289,693            0     8,289,693           0     497,366     7,792,327
 2007                0           0     7,295,046            0     7,295,046           0     437,709     6,857,337
 2008                0           0     6,388,192            0     6,388,192           0     383,299     6,004,893
 2009                0           0     5,606,379            0     5,606,379           0     336,372     5,270,007
 2010                0           0     4,859,483            0     4,859,483           0     291,579     4,567,904
 2011                0           0     4,225,554            0     4,225,554           0     253,523     3,972,031
 2012                0           0     3,644,898            0     3,644,898           0     218,705     3,426,193
 2013                0           0     3,140,883            0     3,140,883           0     188,446     2,952,437

Sub-Total            0           0   142,560,039   34,345,694   176,905,733           0   8,553,601   168,352,132
Remainder            0           0    15,562,748            0    15,562,748           0     933,764    14,628,984
Total Future         0           0   158,122,787   34,345,694   192,468,481           0   9,487,365   182,981,116


                               DEDUCTIONS- $                              FUTURE NET INCOME BEFORE INCOME TAXES-$
        -------------------------------------------------------------   ------------------------------------------
                                                                               Undiscounted
        Operating    Ad Valorem  Development                             ----------------------------   Discounted
Period    Costs         Taxes       Costs       Other        Total          Annual         Cumulative     5.00%
------ ------------- ----------- ----------- -----------  ------------  --------------  ------------  -----------
 1999              0           0           0           0             0     29,024,512    29,024,512    28,325,965
 2000              0           0           0           0             0     25,690,961    54,715,473    23,853,008
 2001              0           0           0           0             0     22,726,993    77,442,466    20,073,751
 2002              0           0           0           0             0     20,144,911    97,587,377    16,927,096
 2003              0           0           0           0             0     11,180,255   108,767,632     8,937,163
 2004              0           0           0           0             0      9,942,147   118,709,779     7,560,548
 2005              0           0           0           0             0      8,799,224   127,509,003     6,365,785
 2006              0           0           0           0             0      7,792,327   135,301,330     5,363,136
 2007              0           0           0           0             0      6,857,337   142,158,667     4,490,018
 2008              0           0           0           0             0      6,004,893   148,163,560     3,740,423
 2009              0           0           0           0             0      5,270,007   153,433,567     3,122,977
 2010              0           0           0           0             0      4,567,904   158,001,471     2,575,302
 2011              0           0           0           0             0      3,972,031   161,973,502     2,130,235
 2012              0           0           0           0             0      3,426,193   165,399,695     1,748,173
 2013              0           0           0           0             0      2,952,437   168,352,132     1,433,161

Sub-Total          0           0           0           0             0    168,352,132                 136,646,741
Remainder          0           0           0           0             0     14,628,984   182,981,116     5,574,227
Total Future       0           0           0           0             0    182,981,116                 142,220,968

   LIFE OF SUMMARY IS 40.92 YEARS.